 KBW Bank Investor Conference 8/3/2016  Financials as of June 30, 2016Thomas M. O’BrienPresident & CEOThomas R. BruggerCFO

 Caution Regarding Forward-Looking Information  This presentation may contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which may be identified by the use of such words as “allow,” “anticipate,” “believe,” “continues,” “could,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “reflects,” “should,” “typically,” “usually,” “view,” “will,” “would,” and similar terms and phrases, including references to assumptions. Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of Sun Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary Sun National Bank (the “Bank”), the banking industry, the economy in general, expectations of the business environment in which the Company operates, projections of future performance and other statements contained herein that are not historical facts. These remarks are based upon current management expectations, and may, therefore, involve risks and uncertainties that cannot be predicted or quantified and are beyond the Company’s control and are subject to a variety of uncertainties that could cause future results to vary materially from the Company’s historical performance, or from current expectations. Factors that could cause actual results to differ from those expressed or implied by such forward-looking statements include , but are not limited to: (i) the Company’s ability to attract and retain key management and staff; (ii) the ability to complete any or all of the transactions contemplated in the Company’s comprehensive strategic restructuring plan on the terms currently contemplated; (iii) local, regional and national economic conditions and events and the impact they may have on the Company and its customers; (iv) the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs; (v) the overall quality of the composition of the Company’s loan and securities portfolios; (vi) inflation, interest rate, securities market and monetary fluctuations;(vii) legislative and regulatory changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and impending regulations, changes in banking, securities and tax laws and regulations and their application by regulators and changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; (vii) changes in accounting policies and practices as may be adopted by the financial institution regulatory agencies and the Financial Accounting Standards Board; (viii) the effects of, and changes in, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (ix) other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services and the other risks detailed under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Form 10-K for the fiscal year ended December 31, 2015, the Company’s Form 10-Q for the quarter ended March 31, 2016 and in other filings made pursuant to the Securities Exchange Act of 1934, as amended.   *

 Caution Regarding Forward-Looking Information  No undue reliance should be placed on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any such forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. This presentation contains financial information calculated by methods other than in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in their analysis of the Company’s performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. The Company believes that a meaningful analysis of its financial performance requires an understanding of the factors underlying that performance. Management uses these measures to evaluate the underlying performance and efficiency of operations. Management believes these measures reflect core trends of the business. Tangible equity, tangible book value per share, deferred tax asset per share and efficiency ratios are non-GAAP measures. A reconciliation of these adjusted non-GAAP measures to the most directly comparable GAAP measures is included as an appendix to this presentation. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.References to peer group in this presentation include the following banks : S&T Bancorp (STBA), Eagle Bancorp (EGBN), Peapack Gladstone (PGC), Sandy Spring Bancorp (SASR), Univest Corporation (UVSP), Lakeland Bancorp (LBAI), Tompkins Financial (TMP), Financial Institutions (FISI), ConnectOne Bancorp, Inc. (CNOB), OceanFirst Financial Corporation (OCFC), Northfield Bancorp (NFBK), First of Long Island Corporation (FLIC), Bridge Bancorp (BDGE), Suffolk Bancorp (SUBK) and First Commonwealth Financial (FCF).  *

# Executive Summary

- Completed major restructuring in Q3 2015 : Took comprehensive aggressive action designed to improve profitability and to reduce operating expenses, risk and business complexity
- New management and strategic direction in 2014
- Significantly improved balance sheet with solid asset quality metrics
- Since 2013, reduced operating expenses by approximately 50% while the headcount fell by more than 40%
- Solid capital with excess liquidity available to deploy
- New strategy : Focus on doing a few things well

  Relationship C&I and Commercial Real Estate lending

  Retail and Commercial relationship oriented deposit gathering
- Net deferred tax asset recovery potential is approximately $128 million or 57% of tangible book value
- Initiated a quarterly dividend of 1 cent / share; first ever dividend

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SUN BANCORP, INC.

 Selected Financial Data  *

# Statewide NJ Presence*

## Company Overview

- NJ's 11th largest bank (banks with NJ headquarters)
- Niche community bank focused on commercial real estate relationships, C&I relationships and retail deposits
- Headquarters: Mount Laurel, NJ
- 31 Branch Locations
- Assets: $2.2 billion
- Deposits: $1.7 billion
- Net Loans HFI: $1.5 billion
- Fee-Based Businesses:
  - Cash Management
  - Mutual Funds & Annuities
  - Deposit Fees
- Equity: $264 million
- Market Cap: $429 million (as of 7/15/2016)
- Significant institutional ownership by WL Ross (22.7%), Siguler Guff (9.0%), EJF Capital (5.5%) and FJ Capital (5.7%)

** Numbers, Branch Locations & Map as of 6/30/2016*



Sun National Bank Locations
Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
NEW YORK
Manhattan
Union
Flemington
County Line
Middlesex
Hunterdon
Somerset
Edison
Kendall Park
Matawan
PENNSYLVANIA
Pennington
Jake Brown Plaza
Shrewsbury
Colts Neck
Monmouth
Mercer
Montgomery
Bucks
Hamilton
Manalapan
Freehold Rt 9
Wall
Plymouth Meeting
NEW JERSEY
Lenola Road
Mount Laurel
Ocean
Philadelphia
Collingswood
Evesham
Glendora
Medford
Lanoka Harbor
Burlington
Logan Twp
Turnersville
Camden
Manahawkin
Gloucester
Tuckerton
Salem
Atlantic
Weymouth
Atlantic City
Atlantic City South
Ventnor South
Cumberland
Vineland
4th and Landis
East Landis
Northfield
Linwood
Millville
Cape May
Corporate Headquarters – 1
Main Banking Office – 1
Community Banking Center – 31
Commercial Lending Center – 3
Drive-Up – 1
TOTAL Locations – 37

SUN BANCORP, INC.

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SUN BANCORP, INC.

 New Jersey’s affluence and population density make it one of the nation’s most demographically-attractive states  Excellent Demographics Support Organic Growth  NJ Market Statistics (June 2015)  Source : United States Census Bureau (2010)  Source : FDIC (2015)  Source : United States Census Bureau (2014)  *

 Management  *

 2016 Priorities   Maintain a regulatory compliant institutionContinue to execute on operational improvements and efficiency enhancements (IT platform, operational enhancement, occupancy cost reductions, residual regulatory costs imbedded in income statement)Continue to execute relationship commercial lending strategy (CRE, C&I, selective Multifamily) leading to growth in loansEnhance branch efficiency and growth potential through continued execution of our revised relationship based branch strategy (revised products, brand and leadership)Improve the quantity and quality of earnings in each quarter putting the bank in a position to potentially remove a portion or all of the valuation allowance for the deferred tax assetAssess best use for excess capital to enhance shareholder value  *

# Deferred Tax Asset

- 100% valuation allowance against the gross deferred tax asset ($128 million)
- Equal to approximately 57% of tangible book value
- Recovery of this asset is contingent upon the bank's success in getting to a sustained level of profitability to demonstrate that NOLs can be utilized
- Potential reduction in the valuation allowance contingent upon a few factors:
  - Achieving consecutive quarters of sustained profitability (no losses)
  - Demonstration of improving profitability over time
  - Profitability metrics such as ROA and ROE are solidly above breakeven
  - Future outlook for profitability is clear with sustained profitability
- GAAP calculation
  - Estimated pretax income for next several years @ effective tax rate (~40%)
  - Flows through income statement as negative tax expense
  - It could potentially take multiple quarters
- Regulatory capital rules significantly limit the amount of the DTA that can be added back into regulatory capital

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SUN BANCORP, INC.

Valuation  Source: SNL Financial  Current Stock Price = $22.73As of July 15, 2016  *

 Balance SheetLoan Portfolio Trends & MixDeposit Trends & MixIncome StatementNon-Interest Income & Non-Interest ExpenseAsset Quality & Capital  Financial Trends  *

 Balance Sheet  *

 Lending Mix  *

 Lending Mix  Dollars in millions  *

 Deposit Mix  *

 Deposit Mix  Dollars in millions  *

 Income Statement  *

 Non Interest Income & Expenses  *

 Asset Quality & Capital  *

 Non-GAAP Reconciliation  *